SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 7, 2006
EnPro Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-31225	01-0573945

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209

(Address of Principal Executive Offices)
(Zip Code)
(704) 731-1500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or former address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01      Other Events.
     On April 7, 2006, EnPro Industries, Inc. issued a press release, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits.
     (c)      Exhibits

Exhibit 99.1	Press release of EnPro Industries, Inc. dated April 7, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2006

EnPro Industries, Inc.

	By:	/s/ Richard L. Magee

Richard L. Magee, Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit

Exhibit 99.1	Press release of EnPro Industries, Inc. dated April 7, 2006

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